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Exhibit 4.1

          NUMBER                                                                                                  SHARES

  BID

BIDZ.COM, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

See Reverse For Certain Definitions	CUSIP 08883T 20 0

THIS CERTIFIES that                                                                                                             is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE OF

BIDZ.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

           IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

[SEAL]

/s/ Lawrence Y. Kong	/s/ David Zinberg
SECRETARY	CEO

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— as tenants in common — as tenants by the entireties — as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —	___________Custodian ____________ (Cust)(Minor) under Uniform Transfers to Minors Act _________________ (State)
Additional abbreviations may also be used though not in the above list.

For value received,          do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                                                                      Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                         Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated:
In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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  Exhibit 4.1